As filed with the Securities and Exchange Commission on August 14, 1997


Registration No. 333-24835

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1993

                             -----------------------


                          MEDIC COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         (State or other jurisdiction of incorporation or organization)

                                   56-1306083
                      (I.R.S. Employer Identification No.)

                               8601 Six Forks Road
                          Raleigh, North Carolina 27615
                                 (919) 847-8102
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                                JOHN P. MCCONNELL
                                    President
                          Medic Computer Systems, Inc.
                               8601 Six Forks Road
                          Raleigh, North Carolina 27615
                                 (919) 847-8102
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------

                                   Copies to:
                            DONALD R. REYNOLDS, ESQ.
                        Wyrick Robbins Yates & Ponton LLP
                        4101 Lake Boone Trail, Suite 300
                          Raleigh, North Carolina 27607
                                 (919) 781-4000



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                                EXPLANATORY NOTE


         The Registrant has filed this Post-Effective Amendment No. 1 to this Registration Statement solely for the purpose of removing from registration the 359,639 shares of Common Stock that remained unsold at the termination of the offering made hereunder.


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         The Registrant hereby withdraws from registration 359,639 shares of its Common Stock, constituting the unsold shares in the offering made hereunder.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-24835 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, County of Wake, State of North Carolina, on the 14th day of August 1997.

                                      MEDIC COMPUTER SYSTEMS, INC.

                                      By: /s/ John P. McConnell*
                                            John P. McConnell
                                            President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Registration Statement 333-24835 has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                            Title                                    Date

/s/ John P. McConnell*
____________________________                President (Principal                        August 14, 1997
John P. McConnell                           Executive Officer) and
                                            Director



/s/ Luanne L. Roth
                                            Vice President and                          August 14, 1997
________________________________            Chief Financial Officer
Luanne L. Roth                              (Principal Financial and
                                            Accounting Officer)

/s/ Alan W. Winchester*
____________________________                Director                                    August 14, 1997
Alan W. Winchester


/s/ Thomas C. Nelson*
____________________________                Director                                    August 14, 1997
Thomas C. Nelson


/s/ John L. Corse*
____________________________                Director                                    August 14, 1997
John L. Corse


/s/ Patrick V. Hampson
___________________________                 Director                                    August 14, 1997
Patrick V. Hampson



*By: /s/ Luanne L. Roth                                                                                    August 14, 1997
     ---------------------------------------
    Luanne L. Roth, Attorney-In-Fact


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